FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736

ADAMS NATURAL RESOURCES FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES FUND

SEMI-ANNUAL REPORT
JUNE 30, 2021
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Letter to Shareholders

Dear Fellow Shareholders,
What a difference a year makes! A year ago, we were in the depths of the pandemic with no clear end in sight. Today we are in the process of returning to normal as widespread COVID-19 vaccinations enable businesses to relax restrictions. Consumers amassed record amounts of savings during the pandemic due in part to multiple stimulus packages. As the year has progressed and the economy reopened, they ramped up spending on everything from entertainment to autos to houses. The economic rebound and strong corporate earnings drove the stock market to record highs. The S&P 500 posted a fifth consecutive quarterly gain, its longest winning streak since 2017. For the first six months of 2021, the S&P rose 15.3%.
“Energy has been the best performing sector in the S&P 500 in the first six months of 2021, outperforming by more than 30%.”

The pace of the economic recovery has been faster than expected caused by pent-up demand. This has led to supply shortages, higher prices, and concerns about inflationary pressures brewing in the economy. The May Consumer Price Index report did little to relieve those concerns, rising 5% over the prior 12 months to a 13-year high. Home prices have also soared, rising 24% year over year, the largest price increase since 1999.
A big unknown is whether the rise in inflation is transitory, as the Federal Reserve predicts, or if it proves to be more persistent and enduring than expected. A tight labor market has only added to concerns. The 10-year Treasury yield nearly doubled on inflation fears during the first quarter. Yields partially retraced in the second quarter as concerns eased. The 10-year ended the quarter at 1.47%, 50 basis points higher than it began the year. The Fed says it plans to remain accommodative, but it now expects to raise interest rates in 2023, sooner than initially anticipated due to the rapid economic recovery.
Investing in the Energy sector has been difficult over the past several years, but patient, long-term investors who stuck with the sector have been rewarded this year. Energy has been the best performing sector in the S&P 500 in the first six months of 2021, outperforming by more than 30%. Our Fund, with exposure to both Energy and Materials, rose 36.3%, in line with its benchmark.
WTI oil rose 51% to $74 a barrel in the first half of 2021, driven by strong global growth, the rollout of vaccines, and less-severe lockdown restrictions. The massive overhang in oil inventories caused by the pandemic has largely been

Letter to Shareholders (continued)

worked through, and forecasts are for demand to rise in 2021 as the pace of vaccinations continues to improve.
All industry groups within Energy extended the strong returns generated in the first quarter into the second. The Exploration and Production (E&P) and Equipment & Services (Services) groups were large contributors to our relative performance in the first half, while our Refining investments detracted from our returns.
Our E&P investments increased 64.0% for the period. E&P’s are the most leveraged to oil prices. The group reported strong results and provided positive outlooks. These companies have also shown capital spending discipline in the face of rising oil prices, which is what investors want to see at this point. Diamondback Energy, Devon Energy, and Hess were standouts for our Fund increasing 94.7%, 88.5%, and 66.4%, respectively.
Our holdings in Services gained 32.6%, outperforming the 30.5% return of its benchmark. Services should benefit from higher prices and increased drilling activity in the second half of the year. Our investment in Schlumberger, the world’s largest diversified service company, continues to generate strong returns, increasing 47.9%. Management sees international activity improving, which should lead to higher margins, earnings, and free cash flow.
In April we added a group of Canadian energy companies to our portfolio. Cenovus Energy and Suncor Energy are leading integrated oil and gas producers and Canadian Natural Resources is an E&P company. We like that these companies offer high free cash flow yields at attractive valuations. The companies are also in the process of using excess cash to delever their balance sheets, which creates an opportunity to return cash to shareholders over the next few years.
Our Materials investments rose 14.9% for the first six months of 2021. Commodity prices have soared this year, driven by the global economic recovery. Prices of steel, corn, and gasoline are twice what they were a year ago. We benefited from our decision to overweight cyclicals and stimulus recovery stocks. Our holdings in Steel Dynamics, a domestic steel producer, returned 63.1%, and Freeport-McMoRan, a copper and gold mining company, increased 42.9%. During the month of June, we added to our position in Air Products and Chemicals. Air Products is a high-quality industrial gas company with two large projects coming online in the second half of 2021, which should add to earnings growth. The company is also a leader in the development of green hydrogen as an alternative fuel source.
Looking ahead, we remain positive on the market. However, we are cognizant of both the above average valuation levels of the S&P 500 and the market’s

Letter to Shareholders (continued)

sensitivity to the Fed’s plans. Higher-than-expected inflation levels and the threat of new COVID-19 variants are additional risks to the market at these levels. In times like these, stock selection becomes increasingly important. We remain focused on executing our disciplined investment approach.
For the six months ended June 30, 2021, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 36.3%. This compares to a total return of 36.3% for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (70% weight) and the S&P 500 Materials Sector (30% weight). The total return on the market price of the Fund’s shares for the period was 44.4%.
For the twelve months ended June 30, 2021, the Fund’s total return on NAV was 50.9%. Comparable return for the Fund’s benchmark was 49.6%. The Fund’s total return on market price was 51.1%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $4.8 million, or $.20 per share, consisting of  $.03 net investment income and $.03 long-term capital gain, realized in 2020, and $.14 of net investment income realized in 2021, all taxable in 2021. On July 15, 2021, an additional net investment income dividend of  $.10 per share was declared for payment on September 1, 2021. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
Before concluding, I would like to thank Dr. Craig Smith for his 16 years of service as a member of our Board of Directors. As part of the Fund’s mandatory retirement policy for directors, Dr. Smith retired from our Board on April 15, 2021. As a retired physician and former chief executive officer in the pharmaceutical and biotechnology industries, Dr. Smith brought a unique perspective to our Board. We wish him well in retirement.
We are grateful for the trust you place in us and do not take it for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
July 15, 2021

Portfolio Highlights

June 30, 2021
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$79,173,600	17.8%
Chevron Corporation	58,779,145	13.2
ConocoPhillips	30,238,433	6.8
Schlumberger N.V.	17,493,465	3.9
Marathon Petroleum Corporation	16,191,654	3.6
Linde plc	16,131,780	3.6
EOG Resources, Inc.	14,293,272	3.2
Valero Energy Corporation	13,297,024	3.0
Hess Corporation	11,124,568	2.5
Phillips 66	10,141,778	2.3
	$266,864,719	59.9%
Industry Weightings

35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

June 30, 2021
(unaudited)
Assets
Investments at value*:
Common stocks (cost $440,320,901)	$443,344,290
Short-term investments (cost $3,245,995)	3,245,995	$446,590,285
Cash		150,692
Dividends receivable		230,896
Prepaid expenses and other assets		1,633,210
Total Assets		448,605,083

Liabilities
Net unrealized loss on open total return swap agreements* (note 4)		23,332
Due to officers and directors (note 8)		966,051
Accrued expenses and other liabilities		1,786,581
Total Liabilities		2,775,964
Net Assets		$445,829,119

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 24,084,879 shares (includes 17,421 deferred stock units) (note 7)		$24,085
Additional capital surplus		440,221,961
Total distributable earnings (loss)		5,583,073
Net Assets Applicable to Common Stock		$445,829,119
Net Asset Value Per Share of Common Stock		$18.51

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2021
(unaudited)
Investment Income
Income:
Dividends (net of $4,991 in foreign taxes)	$7,603,006
Other income	132,775
Total Income	7,735,781
Expenses:
Investment research compensation and benefits	1,345,581
Administration and operations compensation and benefits	343,974
Occupancy and other office expenses	62,663
Investment data services	62,039
Directors’ compensation	263,667
Shareholder reports and communications	83,878
Transfer agent, custody, and listing fees	64,383
Accounting, recordkeeping and other professional fees	35,608
Insurance	13,504
Audit and tax services	57,761
Legal services	3,511
Total Expenses	2,336,569
Net Investment Income	5,399,212

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	7,218,572
Change in unrealized appreciation on investments	106,586,749
Change in unrealized appreciation on total return swap agreements	(23,332)
Net Gain (Loss)	113,781,989
Change in Net Assets from Operations	$119,181,201
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2021	Year Ended December 31, 2020
From Operations:
Net investment income	$5,399,212	$12,339,059
Net realized gain (loss)	7,218,572	1,704,028
Change in unrealized appreciation	106,563,417	(156,043,175)
Change in Net Assets from Operations	119,181,201	(142,000,088)

Distributions to Shareholders from:
Total distributable earnings	(4,818,051)	(19,186,921)

From Capital Share Transactions:
Value of shares issued in payment of dividends (note 5)	2,500	4,282,275
Cost of shares purchased (note 5)	(478,299)	(72,622,255)
Change in Net Assets from Capital Share Transactions	(475,799)	(68,339,980)
Total Change in Net Assets	113,887,351	(229,526,989)

Net Assets:
Beginning of period	331,941,768	561,468,757
End of period	$445,829,119	$331,941,768
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 9.1% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the six months ended June 30, 2021, the Fund paid dividends and capital gain distributions of  $437,355 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative market values of portfolio securities covered for research staff and relative net assets for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2021, shared expenses totaled $9,438,105, of which $7,100,653 and $883 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at June 30, 2021.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of

Notes to Financial Statements (continued)

investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At June 30, 2021, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$443,344,290	$—	$—	$443,344,290
Short-term investments	3,245,995	—	—	3,245,995
Total investments	$446,590,285	$—	$—	$446,590,285
Liabilities:
Total return swap agreements*	$—	$(23,332)	$—	$(23,332)

*
Unrealized appreciation (depreciation)

2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision

Notes to Financial Statements (continued)

was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2021, the identified cost of securities for federal income tax purposes was $445,415,098 and net unrealized appreciation aggregated $1,175,187, consisting of gross unrealized appreciation of $85,329,490 and gross unrealized depreciation of $84,154,303.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent, while not material for the six months ended June 30, 2021, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2021 were $54,832,957 and $55,698,395, respectively.
4. DERIVATIVES
During the six months ended June 30, 2021, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single

Notes to Financial Statements (continued)

net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the six months ended June 30, 2021, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $302,954 and $(302,091), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2021, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2021, the Fund issued 165 shares of its Common Stock at a weighted average price of $15.10 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 18, 2020, the Fund issued 360,468 shares of its Common Stock at a price of $11.82 per share (the average market price on December 9, 2020) to shareholders of record November 23, 2020, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2020, the Fund issued 1,686 shares of Common Stock at a weighted average price of $12.77 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
Pursuant to a tender offer approved by the Fund’s Board of Directors to acquire up to 20 percent of the Fund’s outstanding shares, the Fund purchased 5,955,676 shares at a price of  $11.95, 95% of the Fund’s net asset value, on September 4, 2020.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. This includes repurchases under the Fund’s enhanced discount management and liquidity program when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2021 and 2020 were as follows:

Notes to Financial Statements (continued)

	Shares		Amount
	Six months ended June 30, 2021	Year ended December 31, 2020	Six months ended June 30, 2021	Year ended December 31, 2020
Shares issued in payment of distributions	165	362,154	$2,500	$4,282,275
Shares purchased in tender offer (at a weighted average discount from net asset value of 5.0% in 2020)	—	(5,955,676)	—	(71,170,328)
Shares purchased (at a weighted average discount from net asset value of 15.6% and 17.0%, respectively)	(37,000)	(159,342)	(478,299)	(1,451,927)
Net change	(36,835)	(5,752,864)	$475,799	$(68,339,980)
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2021, the Fund recorded matching contributions of  $124,618 and a liability, representing the 2021 discretionary contribution, of  $71,502.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred by the election of the director, remain outstanding at June 30, 2021.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2021 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2020	17,256	$26.68
Reinvested dividend equivalents	165	15.10
Balance at June 30, 2021	17,421	$26.57
At June 30, 2021, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2021 was $0.

Notes to Financial Statements (continued)

8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2021 to officers and directors amounted to $2,187,738, of which $263,667 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2021, $966,051 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2021, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliated companies jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2021, the Fund recognized rental expense of $32,091.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2021	June 30, 2020	Year Ended December 31,
			2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$13.76	$18.79	$18.79	$17.71	$23.26	$24.02	$20.74
Net investment income	0.22	0.23	0.45	0.80 (a)	0.42	0.46	0.41
Net realized gain (loss) and change in unrealized appreciation	4.73	(5.84)	(4.85)	1.41	(4.77)	0.02	4.07
Total from operations	4.95	(5.61)	(4.40)	2.21	(4.35)	0.48	4.48
Less distributions from:
Net investment income	(0.17)	(0.17)	(0.47)	(0.78)	(0.45)	(0.46)	(0.41)
Net realized gain	(0.03)	(0.03)	(0.26)	(0.32)	(0.40)	(0.72)	(0.73)
Return of capital	—	—	—	—	(0.32)	—	—
Total distributions	(0.20)	(0.20)	(0.73)	(1.10)	(1.17)	(1.18)	(1.14)
Capital share repurchases (note 5)	—	0.01	0.14	—	—	—	—
Reinvestment of distributions	—	—	(0.04)	(0.03)	(0.03)	(0.06)	(0.06)
Total capital share transactions	—	0.01	0.10	(0.03)	(0.03)	(0.06)	(0.06)
Net asset value, end of period	$18.51	$12.99	$13.76	$18.79	$17.71	$23.26	$24.02
Market price, end of period	$16.20	$11.36	$11.37	$16.46	$14.57	$19.84	$20.17

Total Investment Return (b)
Based on market price	44.4%	-29.8%	-26.6%	21.1%	-21.4%	4.6%	20.2%
Based on net asset value	36.3%	-29.7%	-22.2%	13.7%	-18.5%	3.0%	22.5%

Ratios/Supplemental Data (c)
Net assets, end of period (in millions)	$446	$387	$332	$561	$523	$674	$686
Ratio of expenses to average net assets	1.19%	1.22%	1.47%	0.97%	0.79%	0.78%	0.82%
Ratio of net investment income to average net assets	2.75%	3.31%	3.27%	4.18%	1.89%	2.05%	1.85%
Portfolio turnover	27.9%	34.2%	31.8%	29.5%	47.0%	24.4%	19.0%
Number of shares outstanding at end of period (in 000’s)	24,085	29,778	24,122	29,875	29,534	28,999	28,555

(a)
In 2019, the Fund received additional dividend income of  $9,693,399, or $0.33 per Fund share, from the acquisition of Anadarko Petroleum Corporation by Occidental Petroleum Corporation.

(b)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

(c)
Ratios and portfolio turnover presented on an annualized basis.

Schedule of Investments

June 30, 2021
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Energy — 74.4%
Equipment & Services — 6.2%
Baker Hughes Company	171,900	$3,931,353
Halliburton Company	224,570	5,192,058
National Oilwell Varco, Inc. (b)	69,900	1,070,868
Schlumberger N.V.	546,500	17,493,465
		27,687,744
Exploration & Production — 21.5%
Apache Corporation	59,700	1,291,311
Cabot Oil & Gas Corporation	102,300	1,786,158
Canadian Natural Resources Limited	32,200	1,168,216
ConocoPhillips	496,526	30,238,433
Devon Energy Corporation	299,600	8,745,324
Diamondback Energy, Inc.	96,800	9,088,552
EOG Resources, Inc.	171,300	14,293,272
Hess Corporation	127,400	11,124,568
Marathon Oil Corporation	196,400	2,674,968
Occidental Petroleum Corporation	190,651	5,961,657
Occidental Petroleum Corporation warrants, strike price $22.00, expires 8/3/27 (b)	43,381	603,430
Pioneer Natural Resources Company	52,700	8,564,804
Whiting Petroleum Corporation (b)	476	25,966
Whiting Petroleum Corporation warrants, strike price $73.44, expires 9/1/24 (b)	2,654	16,561
Whiting Petroleum Corporation warrants, strike price $83.45, expires 9/1/25 (b)	1,327	7,657
		95,590,877
Integrated Oil & Gas — 31.5%
Cenovus Energy Inc.	135,900	1,301,922
Chevron Corporation	561,191	58,779,145
Exxon Mobil Corporation	1,255,130	79,173,600
Suncor Energy Inc.	46,900	1,124,193
		140,378,860
Refining & Marketing — 8.9%
Marathon Petroleum Corporation	267,985	16,191,654
Phillips 66	118,175	10,141,778
Valero Energy Corporation	170,300	13,297,024
		39,630,456
Storage & Transportation — 6.3%
Kinder Morgan, Inc.	526,100	9,590,803
ONEOK, Inc.	175,900	9,787,076
Williams Companies, Inc.	324,300	8,610,165
		27,988,044

Schedule of Investments (continued)

June 30, 2021
(unaudited)
	Shares	Value (a)
Materials — 25.1%
Chemicals — 15.6%
Air Products and Chemicals, Inc.	33,200	$9,550,976
Albemarle Corporation	9,000	1,516,140
Celanese Corporation	30,000	4,548,000
CF Industries Holdings, Inc.	68,800	3,539,760
Corteva Inc.	66,245	2,937,966
Dow, Inc.	65,745	4,160,344
DuPont de Nemours, Inc.	90,087	6,973,635
Eastman Chemical Company	8,900	1,039,075
Ecolab Inc.	26,300	5,417,011
FMC Corporation	10,500	1,136,100
International Flavors & Fragrances Inc.	21,006	3,138,296
Linde plc	55,800	16,131,780
LyondellBasell Industries N.V.	54,400	5,596,128
Mosaic Company	21,001	670,142
PPG Industries, Inc.	19,700	3,344,469
		69,699,822
Construction Materials — 3.0%
Martin Marietta Materials, Inc.	4,500	1,583,145
Sherwin-Williams Company	36,300	9,889,935
Vulcan Materials Company	9,800	1,705,886
		13,178,966
Containers & Packaging — 2.1%
Amcor plc	125,100	1,433,646
Avery Dennison Corporation	5,500	1,156,320
Ball Corporation	29,100	2,357,682
International Paper Company	28,200	1,728,942
Packaging Corporation of America	7,600	1,029,192
Sealed Air Corporation	9,400	556,950
WestRock Company	22,200	1,181,484
		9,444,216
Metals & Mining — 4.4%
Freeport-McMoRan, Inc.	222,600	8,260,686
Newmont Corporation	117,200	7,428,136
Nucor Corporation	21,100	2,024,123
Steel Dynamics, Inc.	34,100	2,032,360
		19,745,305
Total Common Stocks
(Cost $440,320,901)		443,344,290

Schedule of Investments (continued)

June 30, 2021
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Northern Institutional Treasury Portfolio, 0.01% (c)	3,245,995	$3,245,995
(Cost $3,245,995)		3,245,995
Total — 100.2% of Net Assets
(Cost $443,566,896)		446,590,285
Other Assets Less Liabilities — (0.2)%		(761,166)
Net Assets — 100.0%		$445,829,119

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Chevron Corporation (21,200 shares)	7/11/2022	$2,284,781	$—	$(65,209)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (41,100 shares)	7/11/2022	(2,278,268)	41,877	—
Gross unrealized gain (loss) on open total return swap agreements					$41,877	$(65,209)
Net unrealized loss on open total return swap agreements (d)						$(23,332)

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2021
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2021
Air Products and Chemicals, Inc.	$1,904,777		$9,550,976
Apache Corporation	1,742,677	$2,934,743	1,291,311
CF Industries Holdings, Inc.	3,019,545	465,757	3,539,760
Chevron Corporation	3,535,919	2,473,206	58,779,145
Devon Energy Corporation	4,182,748		8,745,324
Diamondback Energy, Inc.	4,972,113	812,586	9,088,552
Energy Select Sector SPDR Fund	578,138	1,758,110	—
Exxon Mobil Corporation	767,594	6,927,374	79,173,600
Hess Corporation	2,972,101		11,124,568
HollyFrontier Corporation	564,956	2,207,881	—
Kinder Morgan, Inc.	1,687,747	2,331,751	9,590,803
Marathon Petroleum Corporation	4,262,449	820,322	16,191,654
Mosaic Company	665,024	2,580,098	670,142
Newmont Corporation	1,999,715		7,428,136
Occidental Petroleum Corporation	233,387	1,669,840	5,961,657
ONEOK, Inc.	4,532,958	1,781,484	9,787,076
Phillips 66	1,541,157	3,362,921	10,141,778
Valero Energy Corporation	3,890,700	820,224	13,297,024
Vulcan Materials Company	3,269,200	3,522,429	1,705,886
Williams Companies, Inc.	1,776,089	2,354,352	8,610,165
Baker Hughes Company		1,369,813	3,931,353
EOG Resources, Inc.		2,667,813	14,293,272
Halliburton Company		1,541,807	5,192,058
Linde plc		2,607,221	16,131,780
National Oilwell Varco, Inc.		1,346,725	1,070,868
Pioneer Natural Resources Company		1,779,626	8,564,804
TechnipFMC plc		1,694,378	—
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2011	$732,811	25,641	$28.58	$24.48	$.39	$1.58	$—	$1.97	7.1%
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
2020	331,942	24,122	13.76	11.37	.47	.26	—	0.73	6.1
June 30, 2021	445,829	24,085	18.51	16.20	.27**	.03	—	.30**	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on April 15, 2021. The following votes were cast for directors:
	Votes For	Votes Withheld
Enrique R. Arzac	17,743,413	738,394
Kenneth J. Dale	17,801,138	680,669
Frederic A. Escherich	17,796,478	685,329
Roger W. Gale	17,737,267	744,540
Mary Chris Jammet	17,823,659	658,148
Lauriann C. Kloppenburg	17,808,201	673,606
Kathleen T. McGahran	17,799,533	682,244
Mark E. Stoeckle	17,811,780	670,027
A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2021 was approved with 18,147,034 votes for, 136,427 votes against, and 198,346 shares abstaining.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Other Information

(unaudited)
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their elections by notifying their brokerage house representative. The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2012. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2021 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov.. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
Website Information
Investors can find the Fund’s daily NAV per share, the market price, the discount/ premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2)(4)	Roger W. Gale (2) (3)	Kathleen T. McGahran(1)(5)
Kenneth J. Dale(1)(2) (3)	Mary Chris Jammet (2) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Lauriann C. Kloppenburg(1)(3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com

 Item 2. Code of Ethics.

Item not applicable to semi-annual report.

 Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

 Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

 Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

 Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

 Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

 Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/ 21-1/31/21	26,000	$12.33	26,000	1,146,658
2/1/21-2/28/21	10,000	14.27	10,000	1,136,658
3/1/21-3/31/21	1,000	15.03	1,000	1,135,658
4/1/21-4/30/21	0	--	0	1,135,658
5/1/21-5/31/21	0	--	0	1,135,658
6/1/21-6/30/21	0	--	0	1,135,658
Total	37,000	$12.93	37,000

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby purchases will occur when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 1,332,000 shares.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

 Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

 Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

 Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

 Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 23, 2021

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 23, 2021